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                                                                 EXHIBIT 10.9(i)

                              REVOLVING CREDIT NOTE

NOT TO EXCEED $5,000,000                            Dated as of November 5, 1998

         FOR VALUE RECEIVED, the undersigned, MOLECULAR CIRCUITRY, INC., a Delaware corporation ("Maker"), promises to pay to the order of KEYSTONE FOODS CORPORATION, a Delaware corporation ("Keystone"), the principal sum of Five Million Dollars ($5,000,000) (or such lesser amount as shall be necessary to pay the principal balance hereof in full), together with interest in accordance with the following additional terms:

         1. Interest Rate. Interest shall accrue on the unpaid principal balance hereof from time to time outstanding at a rate per annum equal to ten percent (10%). Interest shall be computed and paid for actual number of days elapsed.

         2. Monthly Installments. Interest accrued prior to the Due Date, as hereafter defined, shall be paid in arrears in monthly installments beginning on January 1, 1999, and on the first day of every consecutive month thereafter except that the entire unpaid principal balance hereunder, together with accrued interest, shall be due and payable on the earlier of any one of the following events: (i) May 15, 2000; (ii) the closing of an Initial Public Offering in excess of Five Million Dollars ($5,000,000); or (iii) any other financing obtained by Maker in excess of Five Million Dollars ($5,000,000) ("Due Date"). The undersigned may prepay part or all of the principal balance hereof prior to the Due Date (together with interest on the prepaid principal amount to date of prepayment) at any time and from time to time without premium or penalty.

         3. Place of Payment. Payments of both principal and interest hereunder are to be made in lawful money of the United States at the offices of Keystone at 401 City Avenue, Suite 800, Bala Cynwyd, Pennsylvania 19004, or at such other place as the holder hereof may from time to time designate in writing. All payments hereunder shall be first applied to accrued and unpaid interest and then to principal.

         4. Late Payment Charge. Any amounts due and payable by the Maker to the holder hereof under this Note, which are not paid in full when and as they become due and payable, shall thereafter bear interest until paid at the rate of eighteen percent (18%) per annum, and the Maker agrees to pay such interest which has accrued to the holder hereof on demand. Notwithstanding any provision contained herein, the total liability of Maker for payment of interest pursuant hereto, including late charges, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Maker, and if any payments by Maker include interest in excess of such a maximum amount, the holder hereof shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Maker.

         5. Default. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:
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                  (a) Any failure by the undersigned to pay in full any
installment of interest under this Note within five (5) days after the date when due;

                  (b) The failure to pay any amount of principal or interest due and payable on the Due Date;

                  (c) The breach of any covenant, warranty or other agreement by Maker contained herein; or

                  (d) Any default or event of default under the Revolving Credit Agreement, as the term "default" or "event of default" is defined or used therein. For purposes of this paragraph such Revolving Credit Agreement shall include, without limitation, any and all extensions, renewals and modifications thereof.

                  Upon an Event of Default hereunder, all principal amounts outstanding hereunder, and all interest accrued thereon shall, at the election of the holder hereof, become immediately due and payable without presentment, demand, protest or notice of any kind, all of which the Maker hereby expressly waives.

                  Failure or forbearance by the holder of this Note upon the occurrence of any Event of Default hereunder to avail itself fully or partially of any remedy provided for herein or in the Revolving Credit Agreement shall not constitute a waiver thereof, but such remedy shall be available continuously thereafter unless waived in writing by the holder of this Note. The Due Date may be extended from time to time at the option of the holder hereof without in any way affecting the liability of the Maker or endorsers or guarantors hereof, if any. The Maker waives any right to the benefit of or to the direct application of any specific security pledged, hypothecated, transferred or mortgaged to the holder hereof or to require the holder hereof to pursue any specific remedy in such holder's power.

                  Should it become necessary to collect this Note through an attorney or otherwise, the Maker hereby agrees to pay all costs of collection of this Note, including reasonable attorneys' fees and any attorneys' fees incurred in appellate, bankruptcy or post judgment proceedings.

         6. Advances. Providing no Event of Default then exists and subject to the terms of the Revolving Credit Agreement, advances under this Note may be made by Keystone upon two (2) day advance written request of the President of the undersigned, unless a shorter period is approved by Keystone. Any such advance shall be conclusively presumed to have been made by Keystone to or for the benefit of the undersigned. The Maker does hereby irrevocably confirm, ratify and approve all such advances by Keystone.

         7. Notice. Any notice or consent required or permitted hereunder shall be delivered personally or sent by facsimile transmission, national courier service guaranteeing overnight delivery or registered or certified mail, with all postage or other delivery charges prepaid, to the respective parties hereto at the addresses set forth below, or to such other address, or in care of such other


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person, as any party shall from time to time designate by due notice hereunder.
Any notice hereunder shall be deemed given when received by the person to whom or which addressed:

                  If to Maker:              Crystal Medical Products, Inc.
                                            c/o George Ginader, Treasurer
                                            Crystal Medical Products, Inc.
                                            321 Spruce Street
                                            525-536 Bank Towers
                                            Scranton, PA  18503

                  If to Keystone:           Keystone Foods Corporation
                                            401 City Avenue, Suite 800
                                            Bala Cynwyd, Pennsylvania  19004

                  With a copy to:           Pelino & Lentz, P.C.
                                            One Liberty Place
                                            1650 Market Street
                                            32nd Floor
                                            Philadelphia, PA 19103
                                            Attn: John W. Pelino, Esquire

         8. Jurisdiction. This Note has been negotiated and delivered in the Commonwealth of Pennsylvania and the validity, construction and enforcement hereof shall be governed in all respects by the laws of the Commonwealth of Pennsylvania.

         9. CONFESSION OF JUDGMENT. MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE HOLDER OF THIS NOTE, BY ANY AUTHORIZED OFFICER, EMPLOYEE OR AGENT, OR BY ITS ATTORNEY, OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF A DEFAULT UNDER THIS NOTE, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MAKER IN FAVOR OF THE HOLDER OF THIS NOTE IN ANY JURISDICTION IN WHICH MAKER OR ANY OF ITS PROPERTY IS LOCATED FOR ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND LATE CHARGES, TOGETHER WITH THE COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS, INCLUDING REASONABLE ATTORNEYS' FEES, WITH OR WITHOUT DECLARATION, WITH RELEASE OF ALL ERRORS, WITHOUT STAY OF EXECUTION AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. MAKER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED.

                  MAKER ACKNOWLEDGES THAT BY AGREEING THAT THE HOLDER OF THIS NOTE MAY CONFESS JUDGMENT HEREUNDER, IT WAIVES THE RIGHT TO NOTICE IN A PRIOR JUDICIAL PROCEEDING TO DETERMINE ITS RIGHTS AND


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LIABILITIES, AND MAKER FURTHER ACKNOWLEDGES THAT THE HOLDER OF THIS NOTE MAY
OBTAIN A JUDGMENT AGAINST MAKER WITHOUT MAKER'S PRIOR KNOWLEDGE OR CONSENT AND WITHOUT THE OPPORTUNITY TO RAISE ANY DEFENSE, SET OFF, COUNTERCLAIM OR OTHER CLAIM MAKER MAY HAVE, AND MAKER EXPRESSLY WAIVES SUCH RIGHTS AS AN EXPLICIT AND MATERIAL PART OF THE CONSIDERATION. THE FOREGOING POWER TO CONFESS JUDGMENT MAY BE EXERCISED AGAINST MAKER AT ONE TIME OR AT DIFFERENT TIMES AS THE HOLDER OF THIS NOTE ELECTS UNTIL THE THIS NOTE IS FULLY DISCHARGED.

         IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

                                                     MOLECULAR CIRCUITRY, INC.

                                                     BY: /S/ HERBERT LOTMAN
                                                         -----------------------
                                                       HERBERT LOTMAN, PRESIDENT
ATTEST:

BY: /S/ GEORGE W. GINADER
    --------------------------------
    GEORGE W. GINADER, SECRETARY


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